PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  registrant   [x]
Filed  by  a  party  other  than  the  registrant   [ ]


Check  the  appropriate  box:
[ ]     Preliminary  proxy  statement
[x]     Definitive  proxy  statement
[ ]     Definitive  additional  materials
[ ]     Soliciting  material  pursuant  to  Rule  14a-11(c)  or  Rule  14a-12


                              CAVALRY BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

                              CAVALRY BANCORP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  filing  fee  (Check  the  appropriate  box):
[x]   No  fee  required.
[ ]   $500  per  each  party  to  the  controversy  pursuant to Exchange
      Act Rule 14a-6(i)(3).
[ ]   Fee computed on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title  of  each  class  of  securities  to  which  transaction  applies:
          N/A
--------------------------------------------------------------------------------
(2)   Aggregate  number  of  securities  to  which  transactions  applies:
          N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          N/A
--------------------------------------------------------------------------------
(4)   Proposed  maximum  aggregate  value  of  transaction:
          N/A
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount  previously  paid:
          N/A
--------------------------------------------------------------------------------
(2)   Form,  schedule  or  registration  statement  no.:
          N/A
--------------------------------------------------------------------------------
(3)   Filing  party:
          N/A
--------------------------------------------------------------------------------
(4)   Date  filed:
          N/A
--------------------------------------------------------------------------------

March 23, 2001





Dear  Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Cavalry Bancorp, Inc., the holding company for Cavalry Banking. The meeting will be held at the Bank's main office located at 114 West College Street, Murfreesboro, Tennessee, on Thursday, April 26, 2001 at 10:00 a.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Rayburn, Betts & Bates, P.C., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

     We  look  forward  to  seeing  you  at  the  meeting.

Sincerely,

/s/ Ed C. Loughry, Jr.

Ed  C.  Loughry,  Jr.
Chairman  of  the  Board  and  Chief  Executive  Officer

                              CAVALRY BANCORP, INC.
                            114  WEST  COLLEGE  STREET
                          MURFREESBORO,  TENNESSEE  37130
                                 (615)  893-1234
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO  BE  HELD  ON  APRIL  26,  2001

--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cavalry Bancorp, Inc. ("Company") will be held at the main office of Cavalry Banking located at 114 West College Street, Murfreesboro, Tennessee, on Thursday, April 26, 2001 at 10:00 a.m., local time, for the following purposes:

     (1) To elect three directors of the Company to serve for a term of three years;

     (2) To approve the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Only shareholders of record at the close of business on March 1, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                       /s/ Ira B. Lewis, Jr.

                                       IRA  B.  LEWIS,  JR.
                                       CORPORATE  SECRETARY


Murfreesboro,  Tennessee
March  23,  2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              CAVALRY BANCORP, INC.
                             114 WEST COLLEGE STREET
                          MURFREESBORO, TENNESSEE 37130
                                 (615) 893-1234
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2001
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cavalry Bancorp, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company ("Meeting"). The Company is the holding company for Cavalry Banking ("Bank"). The Meeting will be held at the main office of the Bank located at 114 West College Street, Murfreesboro, Tennessee, on Thursday, April 26, 2001 at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about March 23, 2001.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
--------------------------------------------------------------------------------

     Shareholders Entitled to Vote. Only shareholders of record as of the close of business on March 1, 2001 ("Voting Record Date") are entitled to vote at the Meeting and are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of business on the Voting Record Date the Company had 7,104,801 shares of Common Stock issued and outstanding. The Common Stock is the only class of outstanding securities of the Company.

     As provided in the Company's Charter, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

     If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, and FOR the approval of the appointment of independent auditors. If a shareholder attends the Meeting, he or she may vote by ballot.

     Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Cavalry Banking ESOP. If a shareholder is a participant in the Cavalry Banking Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. The deadline for returning your voting instructions to the trustees is April 23, 2001.

     Vote Required. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Pursuant to the Company's Charter, shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast.

     With respect to the other proposal to be voted upon at the Meeting, shareholders may vote for or against the proposal or may abstain from voting.
Approval of the appointment of independent auditors requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal. Abstentions, however, will have the same effect as a vote against this proposal.

     If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.




                                       Number of Shares      Percent of Shares
Name                                 Beneficially Owned (1)     Outstanding
----------------------------------  ----------------------  ------------------

BENEFICIAL OWNERS OF MORE THAN 5%

Cavalry Banking Employee
   Stock Ownership Plan Trust. . .                916,746(2)             12.9%
114 West College Street
Murfreesboro, Tennessee 37130

DIRECTORS

William Kent Coleman . . . . . . .                 13,300                 0.2%
James C. Cope. . . . . . . . . . .                 47,021                 0.7
Terry G. Haynes. . . . . . . . . .                104,171                 1.5
William H. Huddleston, IV. . . . .                 40,401                 0.6
Gary Brown . . . . . . . . . . . .                104,026                 1.5
Tim J. Durham. . . . . . . . . . .                 90,751                 1.3
Ed Elam. . . . . . . . . . . . . .                 44,919                 0.6

NAMED EXECUTIVE OFFICERS (3)(4)

Ed C. Loughry, Jr. . . . . . . . .                113,437                 1.6
Ronald F. Knight . . . . . . . . .                 98,500                 1.4
William S. Jones . . . . . . . . .                 56,788                 0.8
Hillard C. Gardner . . . . . . . .                 10,678                 0.2

All Executive Officers and . . . .                890,612                12.5
 Directors as a Group (16 persons)

------------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares of restricted stock granted under the Company's 1999 Management Recognition Plan ("MRP"), as to which the holders have voting power but not investment power, are included as follows: Mr. Cope, 10,338 shares; Mr. Haynes, 10,338 shares; Mr. Brown, 10,338 shares; Mr. Durham,10,338 shares; Mr. Elam,10,338 shares; Mr. Loughry, 60,306 shares; Mr. Knight, 48,252 shares; Mr. Jones, 6,031 shares and Mr. Gardner, 6,031 shares; all executive officers and directors as a group, 202,465 shares.

(2) Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the Voting Record Date, 244,431 shares have been allocated to participants' accounts. The trustees of the ESOP are Messrs. Loughry, Brown, Knight and Jones.

(3)     Messrs.  Loughry  and  Knight  are  also  directors  of  the  Company.

(4) SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Loughry, Knight, Jones and Gardner were the Company's only "named executive officers" for the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors consists of nine members. On August 18, 2000, Mr. Frank E. Crosslin, Jr., a Director since 1985, passed away. In connection with Mr. Crosslin's death, on October 26, 2000, the Board of Directors appointed William Kent Coleman to fill the unexpired term of Mr. Crosslin.

     In accordance with the Company's Charter, the Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Three directors will be elected at the Meeting to serve for the respective term set forth in the following table, or until their respective successors have been elected and qualified. The nominees for election this year are Ed C. Loughry, Jr., William Kent Coleman and James C. Cope, each of whom is a current member of the Board of Directors of the Company and of the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the table below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE ELECTION OF MESSRS.
           LOUGHRY,  COLEMAN  AND  COPE.

     The following table sets forth certain information regarding the nominees for election at the Meeting as well as information regarding those directors continuing in office after the Meeting.


                                            Year  First
                                            Elected  or
                                             Appointed         Term  to
Name                             Age(1)      Director(2)        Expire
----                             ------   ----------------     --------

                                 BOARD NOMINEES

Ed C. Loughry, Jr. . . . . . .      58           1982           2004(3)
William Kent Coleman . . . . .      46           2000           2004(3)
James C. Cope. . . . . . . . .      51           1992           2004(3)

                          DIRECTORS WHOSE TERM CONTINUES

Terry G. Haynes. . . . . . . .      43           1997           2002
William H. Huddleston, IV. . .      37           1999           2002
Gary Brown . . . . . . . . . .      58           1984           2002
Ronald F. Knight . . . . . . .      50           1990           2003
Tim J. Durham. . . . . . . . .      47           1986           2003
Ed Elam. . . . . . . . . . . .      60           1977           2003

--------------------

(1)     As  of  December  31,  2000.
(2) Includes prior service on the Board of Directors of the Bank before March 1998.
(3)     Assuming  the  individual  is  elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Ed C. Loughry, Jr. joined the Bank in 1968 and currently serves as Chairman of the Board and Chief Executive Officer. Mr. Loughry has served on the Boards of Directors of the Rutherford County Chamber of Commerce, United Way, Heart Fund, the Federal Home Loan Bank of Cincinnati and the Tennessee Bankers Association where he is currently serving as First Vice President. He currently serves on the Healthnet Board and the ABA BankPac Board. He was selected Business Person of the Year in 1993 and Business Legend in 2000 by the Rutherford County Chamber of Commerce.

     William Kent Coleman is a partner in the law firm, Rucker, Rucker & Coleman, an Association of Attorneys, in Murfreesboro, Tennessee. Mr. Coleman is a board member of the Rutherford County Chamber of Commerce and the Volunteer Behavioral Health Care System.

     James C. Cope is a partner in the law firm, Murfree, Cope, Hudson & Scarlett in Murfreesboro, Tennessee. Mr. Cope serves as attorney for Rutherford County, Tennessee, Middle Tennessee Electric Membership Corporation, the Murfreesboro Housing Authority, the Smyrna/Rutherford County Airport Authority and otherwise engages in a general civil practice of law. He is past President of the Middle Tennessee State University Foundation and the Murfreesboro Rotary Club.

     Terry G. Haynes is the Chief Executive Officer, General Manager and Chief Operating Officer of Haynes Bros. Lumber Co., a retail building supply dealer located in Murfreesboro, Tennessee. Mr. Haynes is a past Chairman of the Rutherford County Chamber of Commerce.

     William H. Huddleston, IV, a professional engineer and registered land surveyor licensed in the State of Tennessee, is the President of Huddleston-Steele Engineering, Inc. in Murfreesboro, Tennessee. Mr. Huddleston currently serves on the City of Murfreesboro Construction Board of Adjustments and Appeals, the First United Methodist Church Council of Stewards, and is President of The Webb School Alumni Board.

     Gary Brown is the owner and President of Roscoe Brown, Inc., a heating and air conditioning company, Murfreesboro, Tennessee. Mr. Brown is a member of the Murfreesboro Water and Sewer Department Board, the Electrical Examining Board, the Middle Tennessee State University Foundation Board and the Rutherford County Chamber of Commerce Board.

     Ronald F. Knight joined the Bank in 1972 and currently serves as President and Chief Operating Officer. Mr. Knight was the 1999 Chairman of the Rutherford County Chamber of Commerce and serves on the Rutherford County Economic Development Council and serves as Chairman of the Rutherford County Chamber of Commerce Chairman's Council. He also serves on the Board of the Tennessee Housing Development Agency, is a committee member of United Way and the co-founder of a local charity, "Christmas For The Children." Mr. Knight has also served as a director of the Tennessee Bankers Association.

     Tim J. Durham is the owner of Durham Realty & Auction, Inc., a real estate and auction service company in Murfreesboro, Tennessee. Mr. Durham is also a partner in D&H Development Co., a commercial and residential developer. Mr. Durham currently serves on the Board of the Rutherford County Chamber of Commerce and he is a member of the Murfreesboro Water and Sewer Board. He also served on the Murfreesboro Planning Commission for eight years and is a former member of the Board of Zoning Appeals. Mr. Durham is past President and Director of the Rutherford County Board of Realtors.

     Ed Elam is the Rutherford County Clerk in Murfreesboro, Tennessee, a position he has held since 1974. Mr. Elam is a member of the Christy/Houston Foundation Board and the Evergreen Cemetery Board. He is also active in the American Cancer Society as a Relay for Life Volunteer.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Bank conduct their business through meetings of both of the Boards and through each Board's committees. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 16 meetings, and the Board of Directors of the Bank held 16 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     Committees of the Company's Board. The Company's Board of Directors has established Audit, Compensation and Nominating Committees.

     The Audit Committee of the Company also serves as the Audit Committee of the Bank and consists of Directors Durham (Chairman), Huddleston, Coleman and Haynes. The Committee receives and reviews all reports prepared by the Company and Bank's external and internal auditors. The Committee meets at least semi-annually in April and October to review the reports issued by the internal auditor and the external auditor. The Audit Committee has a Charter which specifies its obligations. See "Audit Committee Charter and Report Concerning Financial Matters" below. The Audit Committee met three times during the year ended December 31, 2000.

     The Compensation Committee of the Company also serves as the Compensation Committee of the Bank and consists of Directors Brown (Chairman), Durham, and Cope. The Compensation Committee makes recommendations to the full Board of Directors concerning employee compensation. The Compensation Committee met three times during the year ended December 31, 2000.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Company. The full Board of Directors met in December 2000 to nominate the candidates for election as directors at the Meeting.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

FEES

     All directors of the Company receive a monthly fee of $500. All outside directors of the Bank, other than the Vice-Chairman of the Board, receive a monthly fee of $1,300. The Vice-Chairman of the Board receives a monthly fee of $1,350. All inside directors receive a monthly fee of $1,000. Outside directors receive an additional fee of $300 per Executive Committee, Audit Committee, Compensation Committee and Trust Committee meeting attended, not to exceed $300 per month. Directors' fees totaled $199,500 for the year ended December 31, 2000.

     Under the MRP, which was adopted by the Company's shareholders on April 22, 1999, non-employee directors Brown, Cope, Durham, Elam and Haynes each received stock awards of 12,922 shares of restricted stock. Each award vests over a five-year period in 20% annual increments, with the first increment having vested on April 22, 2000, and the remaining 80% scheduled to vest on April 22, 2001, April 22, 2002, April 22, 2003 and April 22, 2004.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY  COMPENSATION  TABLE

     The following information is furnished for the Chief Executive Officer of the Company and for the four highest paid executive officers of the Company who received salary and bonus in excess of $100,000 for the year ended December 31, 2000.


                                                       Long-term
                                                      Compensation
                            Annual  Compensation(1)      Awards
                            -----------------------   ------------
                                                      Restricted          All
Name  and                                               Stock        Other  Annual
Position                     Year  Salary($) Bonus     Awards($)(2)  Compensation(3)
--------                     ----  --------  -----    ------------   ---------------

Ed C. Loughry, Jr.. . . . .  2000  $168,000  $35,246  $       --       $59,055
Chairman of the Board and .  1999   168,000   29,064   1,686,672        43,184
Chief Executive Officer of.  1998   168,000   56,112          --        35,052
the Company and the Bank

Ronald F. Knight. . . . . .  2000   140,000   29,372          --        58,887
President and Chief . . . .  1999   140,000   24,220   1,349,526        43,184
Operating Officer of the. .  1998   140,000   46,760          --        33,652
Company and the Bank

William S. Jones. . . . . .  2000    97,000   30,350          --        32,288
Executive Vice President. .  1999    89,760    7,764     168,625        36,997
and Chief Administrative. .  1998    86,333   14,418          --        21,715
Officer of the Company
and the Bank

Hillard C. Gardner, C.P.A.   2000    91,500    9,598          --        28,805
Senior Vice President and .  1999    87,210    7,543     168,625        36,970
Chief Financial Officer of.  1998    85,500   19,279          --        21,671
the Company and the Bank

-----------------
(1) The aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported.

(2) Represents the value as of April 22, 1999 (the date of award) of 75,382 shares, 60,314 shares, 7,538 shares and 7,538 shares awarded to Messrs. Loughry, Knight, Jones and Gardner, respectively, pursuant to the terms of the Company's MRP. These shares vest over a five-year period at the rate of 20% per year. The first 20% of the restricted shares vested on April 22, 2000. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. At December 31, 2000, the value of the unvested restricted stock awards was $640,751 (60,306 shares at $10.625 per share), $512,678 (48,252 shares at
$10.625  per  share),  $64,079  (6,031  shares at $10.625 per share) and $64,079
(6,031 shares at $10.625 per share) for Messrs. Loughry, Knight, Jones and Gardner, respectively.

(3) For fiscal 2000, includes director fees, market value of stock allocated under the ESOP, employer paid 401(k) matching contributions, employer paid medical, dental, group term life and disability insurance premiums.

     EMPLOYMENT AGREEMENTS. The Company and the Bank (collectively, the "Employers") have entered into three-year employment agreements ("Employment
Agreements") with Messrs. Loughry and Knight (individually, the "Executive"). Under the Employment Agreements, the current salary levels for Messrs. Loughry and Knight are $168,000 and $140,000, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the Employment Agreements, the term of each agreement may be extended for an additional year at the discretion of the Board of Directors. The agreements are terminable by the Employers at any time, by the Executive if the Executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an Executive's employment is terminated without cause or upon the Executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The Employment Agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The maximum value of the severance benefits under the Employment Agreements is 2.99 times the Executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). Such amounts will be paid in a lump sum within ten business days following the termination of employment. Had a change in control of the Employers occurred in 2000, Messrs. Loughry and Knight would be entitled to payments of approximately $1,055,867 and $885,785, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The Employment Agreements restrict each Executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if an Executive voluntarily terminates employment, except in the event of a change in control.

     SEVERANCE AGREEMENTS. The Company and the Bank (collectively, the "Employers") have entered into two-year severance agreements ("Severance Agreements") with Messrs. Jones and Gardner ("Executives"). On each anniversary of the commencement date of the Severance Agreements, the term of each agreement may be extended for an additional year at the discretion of the Board.

     The Severance Agreements provide for severance payments and continuation of insured employee welfare benefits in the event of involuntary termination of employment in connection with any change in control of the Employers in the same manner as provided for in the Employment Agreements. Severance payments and benefits also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an officer is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the Severance Agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     Assuming that a change in control of the Employers had occurred in 2000, Messrs. Jones and Gardner would be entitled to payments of approximately $159,638 and $206,575, respectively.

--------------------------------------------------------------------------------
                         COMPENSATION COMMITTEE MATTERS
--------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     REPORT OF THE COMPENSATION COMMITTEE. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's and the Bank's Chief Executive Officer and named executive officers. Insofar as no separate compensation is currently paid by the Company, the Personnel/Compensation Committee of the Bank (the "Committee"), at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this proxy statement.

     The Personnel/Compensation Committee of the Bank's Board of Directors is responsible for establishing and implementing all compensation policies of the Bank and its subsidiaries. The Committee is also responsible for evaluating the performance of the Chairman and the President of the Company and the Bank and approving an appropriate compensation level. The President evaluates the performance of the Executive Vice President and certain Senior Vice Presidents of the Company and the Bank and recommends to the Committee individual compensation levels for approval by the Committee.

     The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholders' returns. The principals underlying compensation policies are: (1) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Bank and its subsidiaries; (2) to provide levels of compensation competitive with those offered throughout the banking industry; (3) to motivate executives to enhance long-term shareholder value by helping them build their ownership in the Company; and (4) to integrate the compensation program with the Bank's long-term strategic planning and management process.

     The Bank's current compensation plan involves a combination of salary and bonuses to reward short-term performance, and restricted stock under the MRP and stock options under the Stock Option Plan to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. Independent compensation surveys, such as The SNL Executive Compensation Review, are used to review the compensation levels of management as compared with peers with comparable responsibilities in other financial institutions.

     The Annual Incentive Plan is based on annual performance of the Bank. The Plan is designed to provide for bonuses based upon a multiple derived from a formula that combines the return on equity and a return on assets as a percentage of salary for corporate officers. The multiple for Chairman Loughry, President Knight and Executive Vice President Jones is 20.98 and the multiple for all other corporate officers is 10.48. In addition, the Committee will sometimes award an additional cash bonus to individuals who provided exemplary service that was beneficial to the long-term goals of the Bank.

     During the fiscal year ended December 31, 2000, the base salary of Ed C. Loughry, Jr., Chairman and Chief Executive Officer of the Company and the Bank, was $168,000, which represented no increase from the previous fiscal year, plus an incentive bonus of $35,246. During the fiscal year ended December 31, 2000, the base salary of Ronald F. Knight, President and Chief Operating Officer of the Company and the Bank, was $140,000, which represented no increase from the previous fiscal year, plus an incentive bonus of $29,372. In determining not to increase the salaries of Messrs. Loughry and Knight, the Compensation Committee took into account the directors fees which such executives receive from the Company, and the MRP awards and stock options received by them. In 1999, the Board of Directors and shareholders approved the MRP and Stock Option Plan. In the case of the MRP, in fiscal 1999 the Committee awarded 75,382 restricted shares to Mr. Loughry and 60,314 restricted shares to Mr. Knight in recognition of their significant contribution to the Company's financial performance and the substantial role such executives are expected to play in the Company's future performance. The Committee believes the current compensation of Messrs. Loughry and Knight is appropriate based on competitive salary surveys and the performance of the Company and the Bank.

     The Committee also recommends to the Board of Directors the amount of fees paid for service on the Board. Effective May 2000, fees paid to Directors for service on the Bank's Board and committees of the Bank's Board were set at $1,300 per month plus $300 per committee meeting attended, not to exceed $300 per month.

                                            Personnel/Compensation  Committee

                                            /s/Gary  Brown,  Chairman
                                            /s/Tim  J.  Durham
                                            /s/James  C.  Cope

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

     PERFORMANCE GRAPH. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Thrift Index.

                               [GRAPHIC  OMITED]


Index . . . . . . . .  03/17/98  06/30/98  12/31/98  6/30/99  12/31/99  06/30/00  12/31/00
---------------------  --------  --------  --------  -------  --------  --------  --------
Cavalry Banking          100.00    106.01    104.10   111.95    118.77     87.10     77.82
NASDAQ - Total US*. .    100.00    106.23    124.56   152.82    231.50    225.92    139.32
SNL Thrift. . . . . .    100.00     97.24     82.91    82.49     67.72     69.37    108.14


*  Source:  CRSP, Center for Research in Security Prices, Graduate School of Business, The
University  of  Chicago  2001.  Used  with  permission.  All  rights  reserved.  crsp.com

--------------------------------------------------------------------------------
         AUDIT COMMITTEE CHARTER AND REPORT CONCERNING FINANCIAL MATTERS
--------------------------------------------------------------------------------

AUDIT  COMMITTEE  CHARTER

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

REPORT  OF  THE  AUDIT  COMMITTEE

     In connection with the specific activities performed by the Committee in its oversight role, it has issued the following report as of February 14, 2001:

(1) The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with management of the Company.

(2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90.

(3) The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and
(ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

     Based  on  the review and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                         The  Audit  Committee:

                                         Tim  J.  Durham  (Chairman)
                                         William  H.  Huddleston,  IV
                                         Terry  G.  Haynes
                                         William  Kent  Coleman

     INDEPENDENCE AND OTHER MATTERS. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under the Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

--------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended December 31, 2000 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------
     At December 31, 2000, loans to directors and executive officers, any member of the immediate family of a director or executive officer, any corporation or organization of which any director and executive officer is an executive officer of partner of or is directly or indirectly the beneficial owner of 10% or more of any class of equity securities or any trust or other estate in which a director or executive officer has a substantial beneficial interest or serves as a trustee to totaled approximately $5.1 million. All loans or extensions of credit to those persons or entities above were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities, except for loans made pursuant to programs generally available to all employees, and do not involve more than the normal risk of repayment or present other unfavorable features.

     Chairman and Chief Executive Officer Ed C. Loughry, Jr.'s wife is a principal partner in an insurance agency from which the Bank purchases some of its insurance coverage. Mr. Loughry has no ownership interest in the insurance agency and does not participate in its business affairs. Mrs. Loughry is not paid any direct commissions on sales to the Bank. Premiums paid to the insurance agency by the Bank amounted to approximately $122,928 for the year ended December 31, 2000.

--------------------------------------------------------------------------------
         PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Rayburn, Betts & Bates, P.C. was the Company's independent auditors for the fiscal year ended December 31, 2000. The Board of Directors has appointed Rayburn, Betts & Bates, P.C. as independent auditors for the fiscal year ending December 31, 2001, subject to approval by shareholders. A representative of Rayburn, Betts & Bates, P.C. is expected to be present at the Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he so desires.

AUDIT  FEES

     The aggregate fees billed to the Company by Rayburn, Betts & Bates, P.C. for professional services rendered for the audit of the Company's financial statements for fiscal 2000 and the reviews of the financial statements included in the Company Forms 10-Q for that year were $57,500.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     Rayburn, Betts & Bates, P.C. performed no financial information system design or implementation work for the Company during the fiscal year ended December 31, 2000.

ALL  OTHER  FEES

     Other than audit fees, the aggregate fees billed to the Company by Rayburn, Betts & Bates, P.C. for fiscal 2000, none of which were financial information systems design and implementation fees, were $30,000. The Audit Committee of the Board of Directors determined that the services performed by Rayburn, Betts & Bates, P.C. other than audit services are not incompatible with Rayburn, Betts & Bates, P.C. maintaining its independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF RAYBURN, BETTS & BATES, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has retained Corporate Communications, Nashville, Tennessee, to assist in soliciting proxies for a fee of $2,500, plus reimbursable expenses.

     The Company's Annual Report to Shareholders has been mailed to shareholders as of the close of business on the Voting Record Date. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 114 West College Street, Murfreesboro, Tennessee 37130, no later than November 23, 2001. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Charter generally provides that shareholders will have the opportunity to nominate directors of the Company if such nominations are made in writing and are delivered to the Secretary of the Company 120 calendar days in advance of the month and day the Company's proxy statement to shareholders was mailed to shareholders the preceding year; provided however, that if notice is given fewer than 40 calendar days before the meeting, such written notice shall be delivered to the secretary of the Company not later than the close of the tenth calendar day following the day on which notice of the meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                        /s/  Ira  B.  Lewis,  Jr.

                                        IRA  B.  LEWIS,  JR.
                                        SECRETARY

Murfreesboro,  Tennessee
March  23,  2001

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------
A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON THE VOTING RECORD DATE UPON WRITTEN REQUEST TO IRA B. LEWIS, JR., SECRETARY, CAVALRY BANCORP, INC., 114 WEST COLLEGE STREET, MURFREESBORO, TENNESSEE 37130.
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                                       13
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                                                                    APPENDIX  A


                            AUDIT  COMMITTEE  CHARTER

STATEMENT  OF  POLICY

The Audit Committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

RESPONSIBILITIES

The responsibilities of the audit committee are to ensure the directors and shareholders that the accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to effectively respond to changing conditions.

In  meeting  its  responsibilities,  the  audit  committee  is  expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant and the board of directors.

2.     Review  and  update  the  committee's  charter  annually.

3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the officer in charge of internal auditing.

5. Confirm and assure the independence of the internal auditor and the independent accountant.

6. Inquire of management, the officer in charge of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

7. Consider, in consultation with the independent accountant and the officer in charge of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

8. Review with the officer in charge of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9. Consider and review with the independent accountant and the officer in charge of internal auditing:

       (a) The adequacy of the company's internal controls including computerized information system controls and security.

       (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual audit:

       (a) The company's annual financial statements and related footnotes.

       (b) The independent accountant's audit of the financial statements and his or her report thereon.

       (c) Any significant changes required in the independent accountant's audit plan.

       (d) Any serious difficulties or disputes with management encountered during the course of the audit.

       (e) Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

11. Consider and review with management and the officer in charge of internal auditing:

       (a) Significant findings during the year and management's responses thereto.

       (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

       (c) Any changes required in the planned scope of their audit plan.

       (d)   The  internal  auditing  department  staffing.

12. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

13. Review with management, the independent accountant, and the officer in charge of internal auditing the interim financial report before it is filed with the SEC or other regulator.

14. Review policies and procedures with respect to officer's expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

15. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

16. Meet with the officer in charge of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

17. Report committee actions to the board of directors with such recommendations, as the committee may deem appropriate.

18. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

19. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

20. The committee shall meet at least two times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

21. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board of directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside consultants.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.

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                                 REVOCABLE PROXY
                              CAVALRY BANCORP, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2001

--------------------------------------------------------------------------------

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Cavalry Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Cavalry Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the main office of Cavalry Banking located at 114 West College Street, Murfreesboro, Tennessee, on Thursday, April 26, 2001, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                     (Continued and to be signed on other side)
--------------------------------------------------------------------------------
                              ^ FOLD AND DETACH HERE ^

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.  The election as director of the nominees listed below (except as marked to the contrary below).

Nominees:  Ed  C.  Loughry,  Jr., William Kent Coleman and James C. Cope

[ ] FOR all nominees listed (except as       [ ] WITHHOLD AUTHORITY to vote
    marked to the contrary)                      for all nominees listed

INSTRUCTIONS: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

---------------------------------

Proposal 2.  The approval of the appointment of Rayburn, Betts & Bates, P.C. as independent auditors for the fiscal year ending December 31, 2001.

             [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

Proposal 3.  In their discretion, upon such other matters as may properly come before the meeting.


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2000 Annual Report to Shareholders.

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

Dated:                   ,2001
      --------------------



-------------------------------
PRINT  NAME  OF  SHAREHOLDER



-------------------------------
SIGNATURE  OF  SHAREHOLDER


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.

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                           ^ FOLD AND DETACH HERE ^